UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2008

EXACTECH, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	0-28240	59-2603930
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2320 NW 66th Court

Gainesville, Florida 32653

(Address of Principal Executive Office)

Registrant’s telephone number, including area code (352) 377-1140

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On April 10, 2008, the Securities and Exchange Commission (the “Commission”) declared effective the Registration Statement on Form S-3 (File No. 333-150055) of Exactech, Inc. (the “Company”) filed on April 2, 2008, with the Commission (the “Registration Statement”). The Registration Statement permits the Company to issue, in one or more offerings, shares of common stock, shares of preferred stock, and warrants at an aggregate initial offering price not to exceed $100,000,000.

On May 8, 2008, the Company entered into a placement agency agreement (the “Placement Agency Agreement”) with each of Thomas Weisel Partners LLC, Canaccord Adams Inc., Robert W. Baird & Co. Incorporated and Noble Financial Capital Markets (together, the “Placement Agents”), pursuant to which the Placement Agents have agreed to act as the Company’s placement agents in connection with an offering of up to 877,391 shares of the Company’s common stock (the “Offering”) under the Registration Statement.

In connection with the Placement Agency Agreement and the Offering, the Company is filing as exhibits to this Current Report on Form 8-K the following documents:

•	as Exhibit 1.1, the Placement Agency Agreement, including as Appendix A thereto the form of Subscription Agreement to be entered into by the Company and the investors in the Offering; and

•	as Exhibit 5.1, the legal opinion of Greenberg Traurig, P.A. relating to the shares of common stock to be issued and sold in the Offering.

On May 9, 2008, the Company announced that it had entered into definitive agreements with certain institutional investors to sell 877,391 shares of common stock at a purchase price of $23.00 per share, for an aggregate purchase price of approximately $20.2 million. The Company expects that the net proceeds of the Offering will be approximately $18.8 million after deducting the placement agency fees and all estimated offering expenses that are payable by the Company.

A copy of the Placement Agency Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the Placement Agency Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit. The Company’s press release announcing the Offering is filed as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Placement Agency Agreement dated May 8, 2008

5.1	Opinion of Greenberg Traurig, P.A.

23.1	Consent of Greenberg Traurig, P.A. (contained in legal opinion filed herewith as Exhibit 5.1)

99.1	Press Release issued by the Company on May 9, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXACTECH, INC.

Date: May 9, 2008	By:	/s/ Joel C. Phillips
Joel C. Phillips
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
1.1	Placement Agency Agreement dated May 8, 2008

5.1	Opinion of Greenberg Traurig, P.A.

23.1	Consent of Greenberg Traurig, P.A. (contained in legal opinion filed herewith as Exhibit 5.1)

99.1	Press Release issued by the Company on May 9, 2008.